UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

001-11257

(Commission

File Number)

Pennsylvania	22-1895850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188 Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2016, Checkpoint Systems, Inc. (the “Company”) held a special meeting of its shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of March 1, 2016 (the “Merger Agreement”), by and among CCL Industries Inc. (“CCL”), CCL Industries USA Corp., a wholly owned indirect subsidiary of CCL (“Merger Sub”) and the Company, which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company as the surviving entity and a wholly owned indirect subsidiary of CCL (the “Merger”).

As of April 7, 2016, the record date for the Special Meeting, there were 41,868,958 shares of the Company’s common stock outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 33,676,923 shares of the Company’s common stock, representing approximately 80% of outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	The approval of the Merger Agreement and the transactions contemplated thereby, including the Merger;

(2)	The approval, by a non-binding, advisory vote, of the merger-related compensation of the Company’s named executive officers; and

(3)	The approval of the adjournment of the Special Meeting to another date and place, if necessary or appropriate in the view of the Company’s Board of Directors, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Merger Agreement and the transactions contemplated thereby, including the Merger.

The final voting results for each proposal are described below. For more information on each of these proposals, see the Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed by the Company with the Securities and Exchange Commission on April 8, 2016.

1.	Proposal to approve the Merger Agreement and transactions contemplated thereby, including the Merger:

For	Against	Abstain	Broker-Non-Votes
30,361,533	3,004,267	311,123	0

2.	Proposal to approve, by a non-binding, advisory vote, the merger-related compensation of the Company’s named executive officers:

For	Against	Abstain	Broker-Non-Votes
13,793,255	19,376,643	507,024	0

3.	Proposal to approve the adjournment of the Special Meeting to another date and place, if necessary or appropriate in the view of the Company’s Board of Directors, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Merger Agreement and the transactions contemplated thereby, including the Merger:

For	Against	Abstain	Broker-Non-Votes
28,115,240	5,258,069	303,613	0

Although Proposal 3 was approved, adjournment of the Special Meeting was not necessary or appropriate because the Company’s shareholders approved the Merger Agreement and the Merger.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: May 11, 2016

/s/ Bryan T. R. Rowland
Bryan T. R. Rowland
Vice President, General Counsel and Corporate Secretary

4